UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 19, 2006 (June 15, 2006)

Momenta Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50797	04-3561634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 West Kendall Street, Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

(617) 491-9700
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On June 15, 2006, Momenta Pharmaceuticals, Inc., a Delaware corporation (the “Company”), pursuant to its compensation policy for non-employee directors, granted a nonstatutory stock option to purchase 19,200 shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), to each non-employee director who served on the Company’s Board of Directors during fiscal 2005 and who will continue to serve on the Company’s Board of Directors during fiscal year 2006 (the “Eligible Non-Employee Directors”).

In connection with such option grants, the Company entered into stock option agreements with the following Eligible Non-Employee Directors: Peter Barrett, Peter Barton Hutt, Robert S. Langer, Jr., Ram Sasisekharan, Stephen T. Reeders, Bennett M. Shapiro, John K. Clarke and Marsha H. Fanucci. The stock option grants set forth above were made under the Company’s 2004 Stock Incentive Plan, as amended, under the following terms: (i) an exercise price equal to the last reported sale price of the Common Stock on the trading date immediately prior to the date of grant, which was the last sale price on June 14, 2006, or $12.90 per share, and (ii) quarterly vesting over the year following the grant date, subject to each Eligible Non-Employee Director’s continued service on the Company’s Board of Directors. In addition, unless earlier terminated, such options will terminate on the earlier of ten years from the date of grant and two years after the Eligible Non-Employee Director ceases to serve as a director. The Company’s form of Nonstatutory Stock Option Agreement was filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004. The Company’s Non-Employee Director Compensation Summary was filed as Exhibit 10.15 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

Item 9.01.	Financial Statements and Exhibits.

(c)

Form of Nonstatutory Stock Option Agreement for the 2004 Stock Incentive Plan, as amended (filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, Commission File No. 0-50797), is incorporated herein by reference.

Non-Employee Director Compensation Summary (filed as Exhibit 10.15 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, Commission File No. 000-50797) is incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTA PHARMACEUTICALS, INC.

Date: June 19, 2006	By:	/s/ Richard P. Shea
Richard P. Shea Chief Financial Officer (Principal Financial Officer)